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                                                                    EXHIBIT 99.2




                    CERTIFICATION OF CHIEF FINANCIAL OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Quarterly Report of Advanced Biotherapy, Inc. (the "Company") on Form 10-QSB for the quarter ended March 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Periodic Report"), I, William M. Finkelstein, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

          1.   the Periodic Report fully complies with the requirements of
               Section 13(a) or 15(d) of the Securities Exchange Act of 1934;
               and

          2. the information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated:     MAY 14, 2003                   /S/WILLIAM M. FINKELSTEIN
                                            ------------------------------
                                             WILLIAM M. FINKELSTEIN
                                             Chief Financial Officer



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